UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 24, 2003

(Date of earliest event reported)

THE KROGER CO.

(Exact name of registrant as specified in its charter)

An Ohio Corporation (State or other jurisdiction of incorporation)	No. 1-303 (Commission File Number)	31-0345740 (IRS Employer Number)

1014 Vine Street

Cincinnati, OH 45201

(Address of principal executive offices)

Registrant’s telephone number: (513) 762-4000

Note:	This Form 8-K/A is being filed solely to file under Item 12 an earnings release previously filed under Item 5.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits:

99.1	Earnings release for first quarter 2003.

Item 12.	Results of Operations and Financial Condition

On June 24, 2003, the Company released its earnings for the first quarter of 2003. Attached hereto as Exhibit 99.1, and filed herewith, is the text of that release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

THE KROGER CO.

June 25, 2003	By:	/s/ PAUL HELDMAN
Paul Heldman Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Earnings release for first quarter 2003.